Provisions for liabilities and charges	12 Months Ended
Dec. 31, 2022
Provisions for liabilities and charges
Provisions for liabilities and charges

A6. Provisions for liabilities and charges

The Group has provisions for termite damage claims, self-insurance, environmental and other. Provisions are recognised when the Group has a present obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount is capable of being reliably estimated. If such an obligation is not capable of being reliably estimated it is classified as a contingent liability (Note D3).

Future cash flows relating to these obligations are discounted when the effect is material. This year the US is the only country where the effect of discounting is material. The discount rates used are based on government bond rates in the country of the cash flows, and were between 3.5% and 5.875% (2021: 0.9%) for the US.

	Termite
	damage	Self-
	claims	insurance	Environmental	Other	Total
	£m	£m	£m	£m	£m
At 1 January 2021	—	32	14	18	64
Exchange differences	—	—	(1)	—	(1)
Additional provisions	—	18	—	6	24
Used during the year	—	(14)	(2)	(9)	(25)
Unused amounts reversed	—	(1)	—	(2)	(3)
Acquisition of companies and businesses	—	2	—	—	2
At 31 December 2021	—	37	11	13	61

At 1 January 2022	—	37	11	13	61
Exchange differences	(28)	(7)	—	—	(35)
Additional provisions	3	30	—	8	41
Used during the year	(10)	(26)	(2)	(8)	(46)
Unused amounts reversed	—	(6)	—	(2)	(8)
Acquisition of companies and businesses	335	136	3	1	475
Unwinding of discount on provisions	3	1	—	—	4
At 31 December 2022	303	165	12	12	492

	2022	2021
	Total	Total
	£m	£m
Analysed as follows:
Non-current	359	34
Current	133	27
Total	492	61

Termite damage claims

The Group holds provisions for termite damage claims covered by contractual warranties. Termite damage claim provisions are subject to significant assumptions and estimation uncertainty. The assumptions included in valuing termite provisions are based on an estimate of the rate and cost of future claims (based on historical and forecast information), customer churn rates and discount rates. These provisions are expected to be substantially utilised within the next 20 years. The trend of volume and value of claims is monitored and reviewed over time (with the support of external advisers) and as such the value of the provision is also likely to change.

The sensitivity of the liability balance to changes in the inputs is illustrated as follows:

●	Discount rate – this exposure is largely based within the United States, therefore measurement is based on a US risk-free rate. As we have seen during 2022, interest rates (and therefore discount rates) have moved up and are at their highest in over a decade. Rates could move in either direction and management has modelled that an increase/decrease of 5% in yields (from 4.31% to 4.53%) would reduce/increase the provision by £3m. Over the 12 months to 31 December 2022, as a result, inter alia, of the conflict in Ukraine, risk-free rate yields have risen from c.0.9% to 4.31%.
●	Claim cost – claim cost forecasts have been based on the latest available historical settled Terminix claims. Claims costs are dependent on a range of inputs including labour cost, materials costs (e.g. timber), whether a claim becomes litigated or not, and specific circumstances including contributory factors at the premises. Management has determined the historical time period for each material category of claim, between six months and five years, to determine an estimate for costs per claim. Recent fluctuations in input prices (e.g. timber prices) means that there is potential for volatility in claim costs and therefore future material changes in provisions. Management has modelled that a structural increase/decrease of 5% in total claim costs would increase/decrease the provision by c.£14m. Over the 12 months to 31 December 2022, as a result of supply chain issues caused by the COVID pandemic and other macro-economic factors, in year costs per claim rose by c.17%.
●	Claim rate – management has estimated claim rates based on statistical historical incurred claims. Data has been captured and analysed by a third party agency, used by Terminix over many years, to establish incidence curves that can be used to estimate likely future cash outflows. Changes in rates of claim are largely outside the Group’s control and may depend on litigation trends within the US, and other external factors such as how often customers move property and how well they maintain those properties. This causes estimation uncertainty that could lead to material changes in provision measurement. Management has modelled that an increase/decrease of 5% in overall claim rates would increase/decrease the provision by c.£14m, accordingly. Over the 12 months to 31 December 2022 claim rates fell by c.16%.
●	Customer churn rate – If customers choose not to renew their contracts each year, then the assurance warranty falls away. As such there is sensitivity to the assumption on how many customers will churn out of the portfolio of customers each year. Data has been captured and analysed by a third party agency, used by Terminix over many years, to establish incidence curves for customer churn, and forward looking assumptions have been made based on these curves. Changes in churn rates are subject to macro-economic factors and to the performance of the Group. A 1% movement in customer churn rates, up or down, would change the provision by c.£10m up or down, accordingly. On average over the last 10 years churn rates move by +/– c.1.2% per annum.

Self-insurance

The Group purchases external insurance from a portfolio of international insurers for its key insurable risks, mainly employee-related risks. Self-insured deductibles within these insurance policies have changed over time due to external market conditions and scale of operations. These provisions represent obligations for open claims and are estimated based on actuarial/management’s assessment at the balance sheet date. The Group expects to continue self-insuring the same level of risks and estimates that 50% to 75% of claims should settle within the next five years.

Self-insurance provisions are also subject to estimation uncertainty based on volume and value of expected future claims and discount rate assumptions; however it is not expected that there would be any change to assumptions that would cause a significant adjustment to the carrying value in the next financial year.

Environmental

The Group owns a number of properties in Europe and the US where there is land contamination. Provisions are held for the remediation of such contamination. These provisions are expected to be substantially utilised within the next five years.

Other

Other provisions principally comprise amounts required to cover obligations arising and costs relating to disposed businesses and restructuring costs. Other provisions also includes costs relating onerous contracts and property dilapidations settlements. Existing provisions are expected to be substantially utilised within the next five years.